Subsequent Events	9 Months Ended
Sep. 30, 2011
Subsequent Events [Abstract]
Subsequent Events

NOTE 19—SUBSEQUENT EVENTS

In August 2011, Kennedy-Wilson, along with its institutional partners, agreed to acquire a portfolio consisting of 27 performing loans with an unpaid principal balance ("UPB") of approximately $2.3 billion ($1.8 billion purchase price) secured by real estate located in the United Kingdom. The parties closed the first of two tranches in the transaction on October 21, 2011 for $1.4 billion in equity. The closing of the second tranche of loans is expected to occur on or around November 29, 2011 for $400 million. The 27 loans are secured by more than 170 properties comprising the following product types: 38% office, 25% multifamily, 25% retail, 9% industrial, 2% hotel and 1% land. 60% of the UPB is located in London, England. The loans have a 26-month weighted average maturity and a 5.5% weighted average current interest yield (based on purchase price). Kennedy-Wilson has a 50% ownership interest (representing an investment by Kennedy-Wilson of $47.8 million) in a joint venture that contributed $351.6 million, which was partially funded with a $256.0 million loan that is non-recourse to Kennedy-Wilson currently bearing interest at a rate of 6% and secured by the joint venture's interest, for a 25.0% ownership interest in the first tranche. Additionally, Kennedy-Wilson contributed $67.6 million for a 4.8% direct ownership interest in the first tranche. The aforementioned joint venture, in which Kennedy-Wilson owns a 50% interest, is expected to take a 25% interest in the closing of the second tranche. Kennedy-Wilson charged a 1% acquisition fee (based on purchase price) on the transaction and expects to earn approximately $6 million in asset management fees over the 3-year estimated holding period. Additionally, Kennedy-Wilson is entitled to promoted interests above certain return thresholds with respect to its investment in the aforementioned joint venture. If these promoted interest are attained, they will allow the Company to earn a larger share of the profits than it would otherwise attain solely through its ownership interest in the joint venture.

On October 6, 2011, a subsidiary of Kennedy-Wilson purchased the remaining commitment of 180.2 million units of ordinary stock, including 15.8 million noncontrolling interest units, of the Bank of Ireland for a purchase price of approximately $24.5 million, including noncontrolling interests of approximately $2.2 million. Kennedy-Wilson earned a $6.4 million transaction fee in connection with their and other parties' purchase of the ordinary stock.

In connection with the transactions above, Kennedy-Wilson borrowed $55 million on its line of credit subsequent to September 30, 2011.